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                              POWER OF ATTORNEY

                         For Executing Forms 4 and 5

Know all by these presents that the undersigned hereby constitutes and appoints each Cheryl L. Barr and Matthew G. Colvin, signing singly, his true and lawful attorney-in-fact to:

 1) Execute for and on behalf of the undersigned Forms 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of

                1934 and the rules thereunder;

 2) Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 4 or 5 and the timely filing of such form with the United States Securities and Exchange

                Commission and any other authority; and

 3) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

                may be of benefit to, or in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such

                attorney-in-fact may approve in his/her discretion.

 The undersigned hereby grants to each such attorney-in-fact, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-

fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of July 2003.

    /s/ Ronald B. Gorda

    Ronald B. Gorda

Subscribed and sworn to before me on this 24th day of July 2003

State of California  )

    ) ss.

County of San Diego  )

      /s/ Mary E. Coleman

Notary Public Seal    Signature of Notary Public